UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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CEPHEID

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The following materials were first provided to employees of Cepheid on September 6, 2016:

Good Morning,

Just a few moments ago, we announced that Cepheid has entered into a definitive agreement to be acquired by Danaher. After 20 years as a standalone company and our own impressive list of achievements, Cepheid will start a new chapter as part of a $16.5 billion revenue company that has the scale, global presence, and commitment to accelerate our path to global leadership in molecular diagnostics.

Danaher is a global science and technology innovator committed to helping its customers solve complex challenges and improving quality of life around the world through its family of world class brands, including Beckman Coulter and Leica Biosystems. Danaher reported second quarter revenue close to $6 billion, and delivered $600 million in profit to shareholders. It has a track record of investing in innovation, while simultaneously delivering the profitability essential to maintain that investment over time. I am genuinely excited to see how Cepheid will thrive under their umbrella.

The acquisition is an all-cash transaction, which means that shareholders – which include many of you – will receive $53 for each share owned. The transaction is expected to close in the fourth quarter of 2016, subject to Cepheid shareholder approval, clearances by the relevant regulatory authorities and other customary closing conditions. The senior team and I believe that Cepheid’s strategic potential can more easily be unlocked by working within a substantially larger company with fewer resource constraints than we currently face. We are firmly of the opinion that this is the best outcome for shareholders, employees, and the company as a whole.

As we move forward, we will do our very best to keep you fully informed as to the process and what to expect following close. As a first step, we are hosting a series of meetings today where you will have your first opportunity to ask questions about the announcement and what it means to you. Look for a separate email with details shortly.

An announcement like this raises plenty of questions for you as individuals. We will do our best to address as many of these as quickly as we can. During the transition period, you can send questions to danaher.questions@cepheid.com, and we will aggregate responses and post to XpertNet on a weekly basis. In the meantime, it is critical that we continue to remain focused on the business, driving execution across all elements of the organization. We must continue to deliver on our R&D commitments, our manufacturing efficiency targets, our revenue and operating margin goals. We have built a truly unique asset in Cepheid, and this is not the time to be taking our eye off the ball.

Finally, I will take this moment to acknowledge and thank you for your contributions to this incredible company and its achievements over the last 20 years. It has been my privilege to lead Cepheid since 2002, and I couldn’t be prouder of the many technology innovations and accomplishments we have achieved. I consider this company an extension of my family, and want you to know that we have managed this process with the Cepheid family very much in mind. We expect that Cepheid will continue as Cepheid so this is not an end. Rather, it is just the beginning of a very exciting new chapter.

John

Forward Looking Statements

This communication contains forward-looking statements that are not purely historical regarding Cepheid’s or its management’s intentions, beliefs, expectations and strategies for the future, including those relating to the closing of the acquisition and the expected closing date of the acquisition, the anticipated benefits of the proposed transaction, and anticipated future combined operations, products and services. Because such statements deal with future events, they are subject to various risks and uncertainties, and actual results could differ materially from Cepheid’s current expectations. Factors that could cause actual results to differ materially include risks and uncertainties such as those relating to the ability of the parties to complete the transaction, obtaining Cepheid shareholder approval and required regulatory clearances, and customer and partner reception to the transaction. Readers should also refer to the section entitled “Risk Factors” in Cepheid’s Annual Report on Form 10-K, its most recent Quarterly Report on Form 10-Q, and its other reports filed with the Securities and Exchange Commission (“SEC”).

All forward-looking statements included in this communication are made as of the date of this communication, based on information currently available to Cepheid, and Cepheid assumes no obligation to update any such forward-looking statement or reasons why results might differ.

IMPORTANT ADDITONAL INFORMATION WILL BE FILED WITH THE SEC

In connection with the proposed merger, Cepheid will file a proxy statement with the SEC. The definitive proxy statement will be mailed to Cepheid shareholders and will contain important information about the proposed merger and related matters. CEPHEID SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES TO THE MERGER. Cepheid shareholders are advised that they may obtain free copies of the proxy statement filed by Cepheid with the SEC (when this document becomes available) on the SEC’s website at http://www.sec.gov. In addition, free copies of the proxy statement may be obtained (when this document becomes available) from Cepheid’s website at http://ir.cepheid.com/or from Cepheid by written request to Investor Relations, 904 Caribbean Drive, Sunnyvale, CA 94089.

Additionally, Cepheid and Danaher will file other relevant materials in connection with the proposed acquisition of Cepheid by Danaher pursuant to the terms of an Agreement and Plan of Merger by and among, Danaher, Copper Merger Sub, Inc., a wholly owned subsidiary of Danaher, and Cepheid. Danaher, Cepheid and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Cepheid shareholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Danaher’s executive officers and directors in the solicitation by reading Danaher’s most recent Annual Report on Form 10-K, which was filed with the SEC on February 24, 2016 and the proxy statement and other relevant materials filed with the SEC when they become available. Information concerning the interests of Cepheid’s participants in the solicitation, which may, in some cases, be different than those of Cepheid’s shareholders generally, will be set forth in the proxy statement relating to the merger when it becomes available.

Employee Update September 6, 2016 Cepheid Signs Definitive Agreement with Danaher

Forward Looking Statements This communication contains forward-looking statements that are not purely historical regarding Cepheid’s or its management’s intentions, beliefs, expectations and strategies for the future, including those relating to the closing of the acquisition and the expected closing date of the acquisition, the anticipated benefits of the proposed transaction, and anticipated future combined operations, products and services. Because such statements deal with future events, they are subject to various risks and uncertainties, and actual results could differ materially from Cepheid’s current expectations. Factors that could cause actual results to differ materially include risks and uncertainties such as those relating to the ability of the parties to complete the transaction, obtaining Cepheid shareholder approval and required regulatory clearances, and customer and partner reception to the transaction. Readers should also refer to the section entitled “Risk Factors” in Cepheid’s Annual Report on Form 10-K, its most recent Quarterly Report on Form 10-Q, and its other reports filed with the Securities and Exchange Commission (“SEC”). All forward-looking statements included in this communication are made as of the date of this communication, based on information currently available to Cepheid, and Cepheid assumes no obligation to update any such forward-looking statement or reasons why results might differ. IMPORTANT ADDITONAL INFORMATION WILL BE FILED WITH THE SEC In connection with the proposed merger, Cepheid will file a proxy statement with the SEC. The definitive proxy statement will be mailed to Cepheid shareholders and will contain important information about the proposed merger and related matters. Cepheid shareholders are urged to read the definitive proxy statement carefully when it becomes available before making any voting or investment decision with respect to the proposed merger because it will contain important information about the merger and the parties to the merger. Cepheid shareholders are advised that they may obtain free copies of the proxy statement filed by Cepheid with the SEC (when this document becomes available) on the SEC’s website at http://www.sec.gov. In addition, free copies of the proxy statement may be obtained (when this document becomes available) from Cepheid’s website a thttp://ir.cepheid.com/ or from Cepheid by written request to Investor Relations, 904 Caribbean Drive, Sunnyvale, CA 94089. Additionally, Cepheid and Danaher will file other relevant materials in connection with the proposed acquisition of Cepheid by Danaher pursuant to the terms of an Agreement and Plan of Merger by and among, Danaher, Copper Merger Sub, Inc., a wholly owned subsidiary of Danaher, and Cepheid. Danaher, Cepheid and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Cepheid shareholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Danaher’s executive officers and directors in the solicitation by reading Danaher’s most recent Annual Report on Form 10-K, which was filed with the SEC on February 24, 2016 and the proxy statement and other relevant materials filed with the SEC when they become available. Information concerning the interests of Cepheid’s participants in the solicitation, which may, in some cases, be different than those of Cepheid’s shareholders generally, will be set forth in the proxy statement relating to the merger when it becomes available.

Cepheid has Agreed to be Acquired by Danaher for $53/share 54% Premium to Friday’s Close ($34.42) All Cash Transaction Expected to Close Q416 What Happened?

# Who is Danaher?

- Global Science & Technology Innovator
- 20+ Operating Companies, 59,000 Associates

| Life Sciences | Diagnostics | Dental | Environmental & Applied Solutions |
|---|---|---|---|
| ~$5.0B revenue* | ~$5.0B revenue | ~$2.8B revenue | ~$3.8B revenue |
| Beckman Coulter Life Sciences | Beckman Coulter | KaVo Dental Excellence. | Water Quality: Hach Be Right™, Trojan technologies, ChemTreat |
| SCIEX | Leica Biosystems | Kerr | Product ID: Videojet, Esko, x-rite Pantone® |
| Molecular Devices | Radiometer | Nobel Biocare | |
| Leica Microsystems | | Ormco | |
| Pall | | DEXIS | |

* 2015 revenue adjusted to include full year revenue from Pall Corporation for Pall's fiscal year ended July 31, 2015

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Cepheid. A better way.

# Cepheid Will be Part of Diagnostics Group

- Global Science & Technology Innovator
- 20+ Operating Companies, 59,000 Associates

## Life Sciences

~$5.0B revenue*

- Beckman Coulter Life Sciences
- SCIEX
- Molecular Devices
- Leica Microsystems
- PALL

## Diagnostics

~$5.6B revenue

- Beckman Coulter
- Leica Biosystems
- Radiometer
- Cepheid. A better way.

## Dental

~$2.8B revenue

- KaVo. Dental Excellence.
- Kerr
- Nobel Biocare
- Ormco
- DEXIS

## Environmental & Applied Solutions

~$3.8B revenue

**Water Quality**

- HACH Be Right™
- TROJAN technologies
- ChemTreat

**Product ID**

- Videojet
- ESKO
- x-rite PANTONE®

* 2015 revenue adjusted to include full year revenue from Pall Corporation for Pall's fiscal year ended July 31, 2015

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Cepheid. A better way.

Danaher has Global Scale and Presence Leverage Danaher’s Global Infrastructure to Accelerate Cepheid’s Growth Commercial opportunities Service/support footprint Logistics capability Shared Commitment to Innovation Strategic Rationale

Regulatory Process Transaction will be reviewed by relevant US and foreign antitrust authorities Shareholder Vote Proxy materials are being prepared Will be mailed ahead of Special Shareholder Meeting to vote on transaction Date of Special Meeting not set yet What Happens Next? We do not currently expect either process to delay a close in Q416

Our Continued Business Execution Remains the Highest Priority Focus on our Q3, Q4, and FY16 objectives We need to deliver on our commitments No Changes to Benefits Through Close Same compensation and comparable benefits for at least one year following close 2016 Bonus will be paid out per plan, based on achievement CPHD ESPP will be terminated at close, with a final purchase What Do I Need to Know Now? Cepheid will Run as an Operating Company of Danaher

Your Job Remains the Same; Objectives Remain the Same Detailed Integration Planning Over the Next Several Months We’ll share regular updates Series of All Associates Meetings Will Be Announced Sunnyvale, Bothell, Lodi, Toulouse, Solna Danaher team will participate When Will I Know What This Means for Me? Business As Usual! Cepheid will Continue as a Standalone Operating Company of Danaher

Vested Options and Unvested Options and RSUs that would have Vested on or Prior to December 31, 2017 Accelerated and paid out at close Unvested Options and RSUs that Vest On and After January 1, 2018 Will be assumed by Danaher and converted to Danaher Awards What Happens to My Equity Awards? A Detailed FAQ Will Be Provided

Everyone,

Following up on our announcement this morning, I am happy to share the attached greeting from Tom Joyce, CEO and President of Danaher; and Arnd Kaldowski, Group Executive for Danaher’s Diagnostics segment. Both of them are looking forward to meeting many of you in person over the coming days and weeks.

John

Cepheid Team,

As you may know, Cepheid and Danaher just announced that the two companies have signed an agreement for Danaher to acquire Cepheid. We would like to be the first to say how happy and excited we are that you will be joining Danaher. John Bishop and the talented team at Cepheid have built a remarkable company, designing innovative products that make a real difference in people’s lives.

You may be wondering a little about us. Danaher is a Fortune 150 global science and technology company committed to helping its customers solve complex challenges and improve quality of life around the world. For more than 30 years, Danaher has grown its family of world class brands through a combination of acquisitions and organic growth. Today it has unparalleled leadership positions in some of the most demanding and attractive industries, including diagnostics, life sciences, dental, water and product identification.

Danaher has 59,000 associates with a common culture and operating system, the Danaher Business System. Our Shared Purpose, “Helping Realize Life’s Potential”, unites us as we serve customers in more than 125 countries, generating $16.5 billion of revenue in 2015.

We expect that Cepheid will operate as a standalone company within our existing $5 billion Diagnostics segment, joining Beckman Coulter, Leica Biosystems, and Radiometer. We believe that your company will be an excellent complement to our existing Diagnostics businesses, helping to drive growth across the segment. We are excited about your clear leadership in molecular diagnostics. With your innovative products, unmatched test menu and extensive installed base, together we will be able to offer healthcare providers globally an even broader range of diagnostic tools. In addition, we are confident that our proven Danaher Business System and the access we have to customers around the world can help you on the journey to more profitable long-term growth.

What happens next? We hope to meet most of you in person in the coming weeks and introduce you to Danaher in a little more depth. We expect that the transaction will close in the fourth quarter of 2016. Between now and then, the two companies will continue to operate as totally separate companies. Together with John, however, we will begin to build transition teams with people from both companies who will start planning the activities necessary to successfully transition Cepheid into Danaher. We are committed to a strong communication plan and will do our best to keep you informed along the way.

Rest assured, this coming change in the company’s ownership will not change your primary purpose – enabling medical providers to identify and treat diseases early, increasing opportunities to improve patients’ survival and quality of life. Please continue to focus on your responsibilities to your customers and patients.

We are looking forward to working together with you in the future.

Tom Joyce	Arnd Kaldowski
CEO and President	Group Executive, Diagnostics Segment
Danaher	Danaher

Forward Looking Statements

This communication contains forward-looking statements that are not purely historical regarding Cepheid’s or its management’s intentions, beliefs, expectations and strategies for the future, including those relating to the closing of the acquisition and the expected closing date of the acquisition, the anticipated benefits of the proposed transaction, and anticipated future combined operations, products and services. Because such statements deal with future events, they are subject to various risks and uncertainties, and actual results could differ materially from Cepheid’s current expectations. Factors that could cause actual results to differ materially include risks and uncertainties such as those relating to the ability of the parties to complete the transaction, obtaining Cepheid shareholder approval and required regulatory clearances, and customer and partner reception to the transaction. Readers should also refer to the section entitled “Risk Factors” in Cepheid’s Annual Report on Form 10-K, its most recent Quarterly Report on Form 10-Q, and its other reports filed with the Securities and Exchange Commission (“SEC”).

All forward-looking statements included in this communication are made as of the date of this communication, based on information currently available to Cepheid, and Cepheid assumes no obligation to update any such forward-looking statement or reasons why results might differ.

Additional Information About the Merger

In connection with the proposed merger, Cepheid will file a proxy statement with the SEC. The definitive proxy statement will be mailed to Cepheid shareholders and will contain important information about the proposed merger and related matters. CEPHEID SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES TO THE MERGER. Cepheid shareholders are advised that they may obtain free copies of the proxy statement filed by Cepheid with the SEC (when this document becomes available) on the SEC’s website at http://www.sec.gov. In addition, free copies of the proxy statement may be obtained (when this document becomes available) from Cepheid’s website at http://ir.cepheid.com/ or from Cepheid by written request to Investor Relations, 904 Caribbean Drive, Sunnyvale, CA 94089.

Additionally, Cepheid and Danaher will file other relevant materials in connection with the proposed acquisition of Cepheid by Danaher pursuant to the terms of an Agreement and Plan of Merger by and among, Danaher, Copper Merger Sub, Inc., a wholly owned subsidiary of Danaher, and Cepheid. Danaher, Cepheid and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Cepheid shareholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Danaher’s executive officers and directors in the solicitation by reading Danaher’s most recent

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Annual Report on Form 10-K, which was filed with the SEC on February 24, 2016 and the proxy statement and other relevant materials filed with the SEC when they become available. Information concerning the interests of Cepheid’s participants in the solicitation, which may, in some cases, be different than those of Cepheid’s shareholders generally, will be set forth in the proxy statement relating to the merger when it becomes available.

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